UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2012

CHANTICLEER HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28218	77-0319159
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11220 Elm Lane, Suite 203, Charlotte, NC 28277
(Address of Principal Executive Offices) (Zip Code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements of a Related Audit Report or Completed Interim Review

On September 7, 2012, the audit committee of Chanticleer Holdings, Inc. (the “Company”), upon recommendation of the Company’s management determined that the Company’s consolidated Financial Statements for its fiscal year ending December 31, 2011 and the interim unaudited financial statements for its fiscal quarters ending March 31, 2012 and June 30, 2012 could no longer be relied on. The Company determined that the audited financial statements of Kiarabrite (Pty) Ltd., Dimaflo (Pty) Ltd., Tundraspex (Pty) Ltd., Civisign (Pty) Ltd. and Dimalogix (Pty) Ltd. (collectively referred to as the “South Africa Operations”) which are the South African management company and the four entities setup for the stores we operate in South Africa, were not audited as the Company was led to believe. Mark Hezlett, the CFO and Director of our South Africa Operations, has resigned effective immediately.

In connection with this matter, the Company has commenced a detailed review of the accounting for it’s South Africa Operations. Upon the Company’s initial review, the Company believes the South Africa Operations revenue amounts previously reported are accurate and that no funds have been misappropriated. Following the completion of the accounting review, the Company with the concurrence of its accounting firm will restate its previously issued financial statements for the described periods, if necessary. Due to the scope of this review, the Company is unable to determine the time frame to complete this project and it could delay the release of the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2012. The Company believes this matter should have no effect on any of the current stores in operation, stores under construction, or it’s development schedule. While the Company is working diligently on this accounting review and completing the audited Financial Statements for its South African Operations, there can be no assurance as to the precise timing of the review or what adjustments may be necessary to the Company’s historical financial statements.

The audit committee and management discussed the matters disclosed pursuant to this Item 4.02 (a) in this current report on Form 8-K with Creason & Associates, P.L.L.C. the Company’s independent registered public accounting firm. The South African Operations audits being reviewed were not audited by Creason & Associates. The Company expects to file an 8-K with respect to the restatement promptly upon completion of its accounting review.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHANTICLEER HOLDINGS, INC. (Registrant)

Date: September 7, 2012	By:	/s/ Michael D. Pruitt
Name: Michael D. Pruitt
Title: President